LOANS PAYABLE	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about borrowings [abstract]
LOANS PAYABLE [Text Block]

12. LOANS PAYABLE

	December 31,	December 31,
	2021	2020

Balance at the beginning of the year	$9,672	$8,875
Net proceeds from software and equipment financing	4,399	4,010
Finance cost	650	834
Repayments of principal	(3,563)	(3,229)
Repayments of finance costs	(611)	(834)
Effects of movements in exchange rates	(53)	16
Balance at the end of the year	$10,494	$9,672

Statements of Financial Position Presentation
Current loans payable	$4,128	$3,578
Non-Current loans payable	6,366	6,094
Total	$10,494	$9,672

The Company has entered into financing arrangements for software licenses totaling $1,086 and equipment totaling $17,541, with terms ranging from 1 year to 4 years. The agreements require either monthly or quarterly payments of principal and interest with a weighted-average interest rate of 6.5%.

The equipment financing is secured by the underlying equipment purchased and is subject to various non-financial covenants and as at December 31, 2021 the Company was in compliance with these covenants. As at December 31, 2021, the net book value of equipment includes $16.1 million (December 31, 2020 - $12.3 million) of equipment pledged as security for the equipment financing.

Subsequent to December 31, 2021, the Company entered into financing arrangements for equipment, totalling $1,539. Term of the arrangement is 4 years. The agreements require monthly payments of principal and carries an interest rate of 4.9%.